STOCKCAR STOCKS MUTUAL FUND, INC

StockCar Stocks Index Fund

Supplement Dated December 11, 2007 to the Prospectus dated February 28, 2007

The following information replaces and supersedes any contrary information contained in the Prospectus for the StockCar Stocks Index Fund.

Summit Wealth Management, Inc (“SWM”), investment adviser to the StockCar Stocks Index Fund (the “Fund”), has entered into an agreement with Peak Wealth Opportunities LLC, ("Peak") for the sale of SWM’s business relating to the management of the Fund’s assets (the “Transaction”).

In connection with the Transaction, the Board of Directors of the StockCar Stocks Mutual Fund, Inc. (the “Mutual Fund”) has approved the following items and will be submitting such items for review and approval at a special meeting of shareholders:

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to elect directors, at least 75% of whom will not be “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of SWM or Peak; and

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to approve a new investment management agreement with Peak (“Investment Management Agreement”) pursuant to which Peak will receive advisory fees that, together with those of the sub-adviser, will be no greater than the current advisory fees being paid by the Fund to SWM

Upon the consummation of the Transaction and approval by a majority of the Fund’s shareholder’s as of the record date of the new Investment Management Agreement, SWM’s current Investment Management Agreement with the Fund will terminate and Peak will become the investment adviser to the Fund. .

Proxy materials, which describe in greater detail the Transaction and each of the proposals and which seek shareholder approval of the new Investment Management Agreement with Peak and the appointment of the new Directors, is expected to be sent to shareholders of the Fund in January 2008.  Shareholders should read the proxy materials carefully before determining whether to vote to approve the proposals.

The special shareholders meeting is expected to be take place in February 2008, and the consummation of the Transaction as soon as practicable thereafter.